UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 21, 2007

CHADMOORE WIRELESS GROUP, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-20999	84-1058165
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization)		Identification No.)

PMB# 101 2211 North Rampart Boulevard, Las Vegas, NV  89128-7640
(Address of principal executive offices) (Zip Code)

(702) 740-5633
(Registrant’s telephone number, including area code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01.  Regulation FD Disclosure.

As of December 15, 2007, Chadmoore Wireless Group, Inc.’s cash balance was approximately $385,000.  Following completion of the winding up process and the payment of outstanding expenses to service providers, if Chadmoore has remaining cash, the Board of Directors intends to authorize a final distribution to shareholders in the first quarter of 2008.

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHADMOORE WIRELESS GROUP, INC. a dissolved Colorado corporation – 2002 (Registrant)
December 21, 2007
Date	By:	/s/ Richard M. Brenner
Name: Richard M. Brenner
Title: Chief Liquidating Officer